UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959
                                                     ---------

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                              615 E. MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                              615 E. MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
                    (Name and address of agent for service)

                                 (414) 765-5340
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: SEPTEMBER 30, 2006
                         ------------------

Date of reporting period:  SEPTEMBER 30, 2006
                           ------------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                     CHASE
                                  GROWTH FUND

                                 CHASE MID-CAP
                                  GROWTH FUND

                                 Annual Report
                            Dated September 30, 2006

                      Chase Investment Counsel Corporation
                               300 Preston Avenue
                                   Suite 403
                      Charlottesville, Virginia 22902-5091

                             Advisor: 434-293-9104
                      Shareholder Servicing: 888-861-7556
                                www.chaseinv.com

                                  CHASE FUNDS

November 10, 2006

Dear Fellow Shareholders:

  We are pleased to present our combined annual report for the Chase Growth
Fund (NASDAQ: CHASX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX). As we write this annual review, almost 17,000 shareholders have $605.5 million invested in CHASX, up from $495 million a year earlier, while CHAMX has grown to $27.9 million and almost 500 shareholders, up from $17 million at this time last year. We appreciate the trust all of you have placed in our management and we want to extend a special welcome to all the new shareholders since our May 5th letter.

FUND PERFORMANCE

Six Month Period Ended 9/30/06
------------------------------
  Chase Growth Fund             -3.39%    Chase Mid-Cap Growth Fund      -8.71%
  Lipper Large Cap                        Lipper MidCap
    Growth Funds Index          -3.38%     Growth Funds Index            -5.85%
  Russell 1000 Growth Index     -0.11%    Russell MidCap Growth Index    -3.86%
  S&P 500 Index                 +4.14%    S&P 500 Index                  +4.14%

  Lipper Analytics Services, Inc.1<F1> ranked the Chase Growth Fund (based on total return) #59 out of 498, #7 out of 612 and #527 out of 717 funds in its Large Cap Growth Universe for the five years, three years and one year ended 9/30/06. Lipper also ranked the Chase Mid-Cap Growth Fund (based on total return) #96 out of 479 funds and #575 out of 605 in its Mid-Cap Growth Fund Universe for the three years and one year ended 9/30/06. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be obtained by calling 888-861-7556. The Funds impose a 2.00% redemption fee on shares held less than 60 days, on a first-in, first-out basis. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

  We have not fully participated in the recent market rally. Therefore, we believe it is important to focus on several points in analyzing our results.

  Our investment selection process is not designed to mimic a particular index but instead to identify companies with consistent long term earnings growth whose stocks on average will outperform the growth stock benchmarks over a full market cycle. The individual inputs that we use, whether fundamental, technical, or quantitative, were researched and chosen to build portfolios on a stock-by-stock basis.

  Short term performance is often driven by factors such as market timing, short term trading by hedge funds, or sector weightings which are not consistent with our philosophy. This was particularly evident in August, as the strongest performing areas of the market were high beta stocks, (up 9.79% for the month as measured by the Merrill Lynch Quantitative Group), and the technology sector, which rallied strongly after poor performance earlier in the year (it still remained the weakest sector in the S&P 500 YTD through 8/31/06). Our low exposure to these areas is consistent with our investment process, but had a negative impact on relative performance.

  Our longer term risk adjusted performance has consistently been above average. Our shorter term performance has varied over the years, but recent results are not outside of past experience and our current portfolios are consistent with our philosophy and process.

  In conclusion, we believe that our philosophy and process are sound and we continue to work on execution. We realize that weak short term performance is painful but our continued focus on our process and long term performance has been the key to success.

  On September 30th the Chase Growth Fund was invested in 37 stocks, which on average were rated A+ quality by Value Line. They range in market capitalization from $398.9 billion (Exxon Mobil) to $9.4 billion (Rockwell Collins). For the six months ended September 30th, our five best performing stocks were Southern Copper Corp. +24.30%, Oracle Corp. +21.35%, MetLife Inc. +15.47%, Kohl's Corp. +13.86%, and Exelon Corp. +13.08%.

  On September 30th the Chase Mid-Cap Growth Fund was invested in 45 stocks, which on average were rated B++ quality by Value Line. They range in market capitalization from $16.5 billion (Harley Davidson) to $1.1 billion (Diodes Inc.). For the six months ended September 30th, our five best performing stocks were Wellcare Health Plans Inc. +15.66%, Garmin Ltd. +13.11%, American Eagle Outfitters +12.03%, Covance Inc. +11.95%, and Pepsi Bottling Group +11.77%.

  Our investment process combines fundamental, technical, and quantitative analysis. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth. Both the Chase Growth Fund and the Chase Mid-Cap Growth portfolios include a diversified group of companies that we believe represent relatively outstanding investment opportunities. In the accompanying charts, we compare the characteristics of our Funds' stocks to the S&P 500 for the Chase Growth Fund and to the Russell MidCap Growth Index for the Chase Mid-Cap Fund.

  Chase Growth Fund stocks have higher five-year average annual earnings per share growth rates of 14% vs. 10% for the S&P 500. They are more profitable with a Return on Equity of 23% vs. 17%, and have stronger balance sheets with Debt to Total Capital of only 29% vs. 40%. Even with higher earnings growth rates they sell at the same price/earnings multiple as the S&P 500 (16.1X) based on 2007 estimated earnings. Relative to their earnings growth and earnings reinvestment rates we believe "Chase" stocks offer significantly better value than those in the S&P 500. Our stocks are selling at 1.12 times their five-year historical growth rates compared to 1.70 times for the S&P 500 and 0.96 times their projected reinvestment rates compared to 1.62 times for the S&P 500.

September 30, 2006    CHASE GROWTH FUND STOCKS VS. S&P 500

                                    Chase Growth Fund Stocks       S&P 500
                                    ------------------------       -------
Last 5 Year Earnings Growth                    14%                    10%
Return on Equity                               23%                    17%
Reinvestment Rate                              17%                    10%
Debt/Total Capital                             29%                    40%
Weighted Avg. Cap. (Billions)                 94.7                   89.7
Weighted Avg. Beta (Volatility)               0.90                   1.00
Price/Earnings Estimated 2007                 16.1                   16.1

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio.

September 30, 2006          FUNDAMENTALS AND RATIOS

                    Chase Growth Fund                   1.12
                    S&P 500                             1.70
                       P/E TO FIVE-YEAR HISTORICAL GROWTH

                    Chase Growth Fund                   0.96
                    S&P 500                             1.62
                       P/E TO PROJECTED REINVESTMENT RATE

  Chase Mid-Cap Growth Fund stocks have characteristics similar to those in the Chase Growth Fund. They enjoy greater five-year average annual earnings per share growth rates of 24% vs. 18% for the Russell MidCap Growth Index. They have stronger balance sheets with Debt to Total Capital of only 26% vs. 40%. Even with earnings growth rates more than 30% greater they sell at an 8% discount to the price/earnings multiple of the Russell MidCap Growth Index (17.2X vs. 18.7X) based on 2007 estimated earnings. Relative to their earnings growth and earnings reinvestment rates we believe these "Chase" stocks also offer significantly better value than those in the Russell MidCap Growth Index. Our mid-cap stocks are selling at only 0.72 times their five-year historical growth rates compared to 1.03 times for the Russell MidCap Growth Index and 0.90 times their projected reinvestment rates compared to 1.07 times for the Russell MidCap Growth Index.

September 30, 2006   CHASE MID-CAP GROWTH FUND STOCKS VS. RUSSELL MIDCAP GROWTH

                                      Chase Mid-Cap
                                    Growth Fund Stocks    Russell MidCap Growth
                                    ------------------    ---------------------
Last 5 Year Earnings Growth                24%                     18%
Return on Equity                           23%                     21%
Reinvestment Rate                          19%                     18%
Debt/Total Capital                         26%                     40%
Weighted Avg. Cap. (Billions)              6.8                     7.8
Weighted Avg. Beta (Volatility)           1.00                    1.31
Price/Earnings Estimated 2007             17.2                    18.7

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio.

September 30, 2006          FUNDAMENTALS AND RATIOS

                    Chase Mid-Cap Growth Fund           0.72
                    Russell MidCap Growth               1.03
                       P/E TO FIVE-YEAR HISTORICAL GROWTH

                    Chase Mid-Cap Growth Fund           0.90
                    Russell MidCap Growth               1.07
                       P/E TO PROJECTED REINVESTMENT RATE

  Below are some highlights of our current market outlook.

POSITIVE FACTORS

  o Although slowing, personal income, business and employment growth should continue despite sharp declines in housing. The stock market is being buoyed by lower oil prices and rising bond prices while continuing productivity gains help support fairly good corporate earnings increases.

  o U.S. corporations have substantial excess cash. In 2005 through December 28th cash acquisitions of public companies rose to $273 billion even exceeding the high in 2000. YTD November 8th acquisitions were $339 billion for an all time record net equity supply shrink of $227 billion according to the Leuthold Group.

  o With real estate prices extended and existing home sales falling 13.8% year-over-year (y-o-y) in September (unsold inventories were at a near record 3.8 million, 7 months), while new home sales were down 14.2% with their inventory near an 11 year high, many investors should start favoring stocks over real estate.

  o 85% of the time during the last 35 years when our stock market rose during January (as it did this year), the market has been positive for the whole year, although it rose in only 64% of the mid-term years according to the Almanac Investors Newsletter.

  o Lowry's Reports, Inc. Selling Pressure index (Supply) declined further and its Buying Power index (Demand) rose. Their Intermediate Trend buy signal remains in effect since August 30th.

  o We are entering a seasonally favorable period. November through April is historically the best six months for equities.

RISK FACTORS

  o Equity valuations remain historically high. On Sept 30th, Ned Davis Research estimated total common stock market capitalization of 4,900 U.S. common stocks stood at 120.6% of nominal GDP. While that is down 30.7% from its 3/31/2000 historic peak of 174.0%, it is still high compared to peaks of 86.6% and 79.4% at the 1929 and 1973.

  o The cyclical uptrend has now lasted an above average 48 months, compared to the historical bull market average of 36 to 39 months.

  o As discussed in the October Growth Fund Guide the NAHB housing index has been a good predictor of the S&P 500. Between August 2005 and August 2006 it declined 52%. If the historical correlation holds the S&P could be 40% lower by August 2007. Similarly as pointed out by Walter Deemer (Market Strategies and Insights) The Philadelphia Housing Index fell 36% from its 2005 high to its July low (186.82). If it gets worse and breaks that level, the four year cycle low is likely still ahead.

  o Risks include excess worldwide capacity, slowing earnings growth, developing inflationary pressures (Q3 unit labor costs up 5.3% y-o-y), and higher interest rates that mean increased credit card, auto loan, and mortgage payments, as well as more competition with stock returns on a risk/reward basis. The housing slowdown will impact consumer spending which in '04-'05 was stimulated by an estimated $1 trillion from $1.43 trillion of mortgage refinancing. Record high household debt includes about $2 trillion of Adjustable Rate Mortgages that will be reset at higher interest rates during the next two years. At almost twice 1994 levels Consumer and Mortgage debt is 125% of disposable personal income while debt service payments are almost 14% of DPI. Other concerns:
      huge government deficits which involve 52% of U.S. Treasuries now being owned by foreigners, a record $69.9 billion August trade deficit, geopolitical uncertainties (especially Iran and what looks like civil war in Iraq), and the uncertainties of a new Fed chairman.

  o Speculators have been forced to liquidate positions in commodities, emerging market debt, gold and other assets as the Bank of Japan reversed its policy of easy money and removed funds available for these investments. Other central banks have raised interest rates and reduced liquidity as well adding to the turmoil.

  o President Bush's approval rating remains low. Usually when the President is in trouble, the stock market is in trouble. Concerns about anti-business/investor policies Democrats may enact with a majority in Congress could increase the severity of any post election decline.

  o The weakness in housing could have a very serious impact on consumer spending. About 69% of U.S. families own their own homes, but last year Dow Theory Letters points out that 40% of all home sales were to purchasers of second homes! On average mortgaged homes have 37% equity, but of mortgages borrowed or refinanced in 2005, 29% have zero or negative equity. If Gary Shilling's prediction of a 20% decline in the nationwide median price of homes is anywhere close, it would be devastating for many home owners and the economy.

PERSPECTIVE

  o Since 1920 during the 16 times when there were major FRB rate decreases, the Dow was down 4.9% on average six months after the last increase and bottomed (down 8.5%) ten months later. Since 1920 NDR research indicates the Dow peaked 1-1/2 months before the last rate increase, which is now July 2006.

  o During the last 35 years there were only five times after a January rise when the market ended lower for the whole year, however, four of those down years coincided with mid-term cycle lows.

  o Despite its new high, in terms of hard money (gold) the DJIA has lost half its value since its January 2000 high.

  o Our investment process combines fundamental, technical, and quantitative analysis which we believe gives us a good balance between our goals of making money and preserving capital. For perspective, our large cap growth fund was the 59th best performer for the 5 years ended 09/30/06 in the Lipper Universe of 498 large cap growth funds; 7th out of 612 for three years. We continue to emphasize high quality, profitable, growing companies with reasonable price/earnings to growth rates and strong fundamentals.

CONCLUSION

  o We recognize that the FRB is going to be forced to create huge increases in liquidity to try to keep our economy growing. Longer term that monetary inflation will result in a decline in the dollar, possibly higher interest rates to defend the dollar and rising gold prices assuming we're not in a recession. Our heavily indebted economy is increasingly sensitive to higher interest rates. There are early indications of stagflation, and there have been numerous bear markets when earnings kept rising: for instance 1973-4, 1946, 1962, and 1987.

  o We have been cautious about the outlook for equities especially because of their vulnerability to the unwinding of the credit and housing bubbles. Historical precedents still suggest a substantial decline during 2006 or early 2007. However, there is a huge amount of liquidity that appears to be seeking equity investments which may offset normal patterns. The recent improvement in breadth and upside volume reflects that liquidity and improved investor psychology. In 2000 94% of all the money in Fidelity sector funds was in the 14 which NDR categorizes as growth funds. On October 27th that ratio was at 46.0% (compared to its 15 year Mean of 66%) which supports our belief that quality growth stocks should fully participate in any market rise.

  Chase Investment Counsel Corp. manages over $5 billion for clients in 37 states. The Chase Growth Fund (CHASX) and our Chase Mid-Cap Growth Fund (CHAMX) are managed by the same investment team, headed by David Scott, Chief Investment Officer, and Portfolio Manager Brian Lazorishak, that manages our large separate accounts. As a moderate size firm, we have much more flexibility in buying and selling large and mid-cap stocks without a significant market impact.

  To discourage even legal short term trading, which disrupts portfolio management and increases expenses for long-term investors, we impose a 2% fee on sales of shares in either fund held less than 60 days, computed on a first-in, first-out basis. Such fees remain in the fund for the benefit of all shareholders. As the assets in CHASX have grown the expense ratio has continued to decline. Annualized expenses for the six months ended September 30th totaled only 1.19%. On the Chase Mid-Cap Growth Fund, our expense ratio remains capped at 1.48%; we plan to waive front-end commissions through 2007 and there are no annual 12-b-1 fees.

  As one of the largest individual shareholders in both of our funds, I assure you that we will be working very hard to find, analyze and invest in relatively attractive, good quality stocks. We are pleased that for the fourth consecutive year, based on consistent management and long term performance USA Today selected CHASX to their 2006 All-Star Mutual Fund Team within the Moderate Large Cap Growth category2<F2>. The officers and employees of Chase Investment Counsel Corporation appreciate your confidence and we look forward to a long investment relationship together. Listed below are the 10 largest holdings of each Fund as of September 30, 2006.

                                TOP 10 HOLDINGS

     Chase Growth Fund (CHASX)          Chase Mid-Cap Growth Fund (CHAMX)
     -------------------------          ---------------------------------
      1.  Lockheed Martin Corp.          1.  Covance Inc.
      2.  Bank of America Corp.          2.  Pepsi Bottling Group Inc.
      3.  Pepsico, Inc.                  3.  Pharmaceutical Product Development
      4.  Wells Fargo & Co.              4.  Stericycle Inc.
      5.  Oracle Corp.                   5.  Alliance Data Systems Corp.
      6.  Pfizer Inc.                    6.  Amdocs Ltd.
      7.  Johnson & Johnson              7.  Quest Diagnostics
      8.  United Technologies            8.  Rockwell Collins Inc.
      9.  General Dynamics Corp.         9.  Office Depot Inc.
     10.  Proctor & Gamble              10.  Wellcare Health Plans

/s/Derwood S. Chase, Jr.                  /s/David B. Scott, CFA

Derwood S. Chase, Jr., CIC,               David B. Scott, CFA,
President                                 Chief Investment Officer
Chase Investment Counsel Corporation      Chase Investment Counsel Corporation

The Chase Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 888-861-7556 or visiting www.chaseinv.com. Read it carefully before
                                 ----------------
investing.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. THE MID-CAP GROWTH FUND INVESTS IN MID-CAP COMPANIES, WHICH INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. You cannot invest directly in an index.

The Lipper MidCap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges. You cannot invest directly in an index.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. You cannot invest directly in an index.

The Russell Mid-Cap Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. You cannot invest directly in an index.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

1<F1> Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Ranking for the periods shown include dividends and distributions reinvested and do not reflect sales charges. Please note our Chase funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

2<F2> Additional criteria for the award are: diversified U.S. stock funds only, above average performance within their category over the past five years, manager tenure of at least five years and accessibility.

Fee waivers are in effect for the Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced and rankings may have been lower.

References to other funds should not be interpreted as an offer of these securities.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult a tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Fund holdings are subject to change and are not a recommendation to buy or sell any security.

Beta is a quantitative measure of the volatility of a given stock relative to the overall market.

The Price-Earnings Ratio ("P/E") is the most common measure of how expensive a stock is.

The Return on Equity ("ROE") is the amount earned on a company's common stock investment for a given period.

Weighted Average Market Capital: Market capitalization is the value of a company where market cap is calculated by multiplying the number of outstanding shares by the current share price. Weighted average market capitalization represents an average market cap, where securities with larger market caps are weighted more heavily than those with smaller market caps. Represents average weighted average market cap on the securities in the portfolio, not the actual weighted average market cap on the portfolio.

Debt to total capital-ratio shows the relationship between a company's debt and its available capital, indicating the financial leverage of the company.

Quasar Distributors, LLC, Distributor.  (11/06)

                                  CHASE FUNDS

ALLOCATION OF PORTFOLIO ASSETS AT SEPTEMBER 30, 2006 (UNAUDITED)

CHASE GROWTH FUND

Consumer Discretionary                         16%
Consumer Staples                               15%
Energy                                          4%
Financials                                     15%
Health Care                                    21%
Industrials                                    17%
Materials                                       2%
Technology                                      8%
Utilities                                       2%
Short-Term Investments                          0%

CHASE MID-CAP GROWTH FUND

Consumer Discretionary                         15%
Consumer Staples                                6%
Energy                                          4%
Financials                                     15%
Health Care                                    20%
Industrials                                    14%
Materials                                       5%
Technology                                     14%
Utilities                                       2%
Short-Term Investments                          5%

EXPENSE EXAMPLE AT SEPTEMBER 30, 2006 (UNAUDITED)

  As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/06 - 9/30/06).

ACTUAL EXPENSES

  The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.48% in the Chase Mid-Cap Growth Fund, per the advisory agreement. Although the Fund(s) charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              Beginning           Ending             Expenses Paid
                                            Account Value     Account Value          During Period
                                                4/1/06           9/30/06         4/1/06 - 9/30/06*<F3>
                                            -------------     -------------      ---------------------
ACTUAL
   Chase Growth Fund                          $1,000.00         $  966.10                $5.87
   Chase Mid-Cap Growth Fund                  $1,000.00         $  912.90                $7.10

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
   Chase Growth Fund                          $1,000.00         $1,019.10                $6.02
   Chase Mid-Cap Growth Fund                  $1,000.00         $1,017.65                $7.49

*<F3> Expenses are equal to each Fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense. For the six month period ended September 30, 2006, the annualized expense ratios of the Chase Growth Fund and the Chase Mid-Cap Growth Fund were 1.19% and 1.48%, respectively.

                               CHASE GROWTH FUND

     Comparison of the change in value of a hypothetical $10,000 investment in the Chase Growth Fund versus the S&P 500 Index
                  and the Lipper Large Cap Growth Fund Index.

                                                            Lipper Large Cap
     Date        Chase Growth Fund       S&P 500 Index      Growth Fund Index
     ----        -----------------       -------------      -----------------
    12/2/97            $10,000              $10,000              $10,000
   12/31/97            $10,200              $10,001               $9,979
    3/31/98            $11,432              $11,396              $11,440
    6/30/98            $11,602              $11,772              $12,022
    9/30/98            $10,691              $10,601              $10,785
   12/31/98            $13,224              $12,859              $13,618
    3/31/99            $13,884              $13,500              $14,698
    6/30/99            $14,155              $14,451              $15,251
    9/30/99            $13,674              $13,549              $14,626
   12/31/99            $16,747              $15,565              $18,361
  3/31/2000            $17,478              $15,922              $19,854
  6/30/2000            $16,948              $15,498              $18,405
  9/30/2000            $17,708              $15,348              $18,097
 12/31/2000            $17,238              $14,148              $14,749
  3/31/2001            $15,503              $12,470              $11,496
  6/30/2001            $15,899              $13,199              $12,269
  9/30/2001            $14,438              $11,260               $9,831
 12/31/2001            $14,872              $12,466              $11,229
  3/31/2002            $15,228              $12,500              $10,944
  6/30/2002            $14,710              $10,825               $9,213
  9/30/2002            $13,519               $8,954               $7,737
 12/31/2002            $12,858               $9,710               $8,073
  3/31/2003            $12,848               $9,404               $7,948
  6/30/2003            $13,845              $10,851               $9,022
  9/30/2003            $13,703              $11,139               $9,310
 12/31/2003            $15,157              $12,496              $10,249
  3/31/2004            $16,419              $12,707              $10,374
  6/30/2004            $16,592              $12,926              $10,473
  9/30/2004            $16,429              $12,684              $10,013
 12/31/2004            $17,721              $13,855              $11,013
  3/31/2005            $18,056              $13,557              $10,509
  6/30/2005            $18,412              $13,742              $10,873
  9/30/2005            $19,348              $14,237              $11,433
 12/31/2005            $19,735              $14,535              $11,848
  3/31/2006            $20,386              $15,147              $12,122
  6/30/2006            $19,735              $14,928              $11,501
  9/30/2006            $19,694              $15,775              $11,713

                                                      ONE        THREE      FIVE      SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURN AS OF SEPT. 30, 2006      YEAR        YEAR      YEAR         (12/2/97)
------------------------------------------------      ----       -----      ----      ---------------
Chase Growth Fund                                     1.79%      12.84%     6.40%          7.97%
S&P 500 Index                                        10.79%      12.30%     6.97%          5.29%
Lipper Large Cap Growth Funds Index                   2.46%       7.96%     3.56%          1.81%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chaseinv.com.
                                       ----------------

Returns reflect reinvestment of dividends and capital gains distributions. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held less than 60 days. If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Lipper Large Cap Growth Funds Index measures the performance of 30 of the largest funds in the large cap growth category as tracked by Lipper, Inc. The Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1,500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The funds in this index have a similar investment objective as the Chase Growth Fund.

                           CHASE MID-CAP GROWTH FUND

 Comparison of the change in value of a hypothetical $10,000 investment in the Chase Mid-Cap Growth Fund versus the Russell MidCap Growth Index.

     Date           Chase Mid-Cap Growth Fund      Russell MidCap Growth Index
     ----           -------------------------      ---------------------------
    9/1/2002                 $10,000                         $10,000
   9/30/2002                  $9,779                          $9,206
  12/31/2002                  $9,463                         $10,049
   3/31/2003                  $9,443                         $10,047
   6/30/2003                 $10,171                         $11,932
   9/30/2003                 $10,346                         $12,786
  12/31/2003                 $11,214                         $14,341
   3/31/2004                 $12,127                         $15,034
   6/30/2004                 $12,499                         $15,192
   9/30/2004                 $12,298                         $14,534
  12/31/2004                 $13,566                         $16,560
   3/31/2005                 $14,118                         $16,284
   6/30/2005                 $14,866                         $16,842
   9/30/2005                 $15,873                         $17,945
  12/31/2005                 $15,646                         $18,563
   3/31/2006                 $17,173                         $19,975
   6/30/2006                 $16,219                         $19,038
   9/30/2006                 $15,677                         $19,208

                                                      ONE        THREE      SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURN AS OF SEPT. 30, 2006      YEAR        YEAR         (9/1/02)
------------------------------------------------      ----       -----      ---------------
Chase Mid-Cap Growth Fund                            -1.24%      14.84%         11.64%
Russell MidCap Growth Index                           7.03%      14.53%         17.35%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chaseinv.com.
                                       ----------------

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held less than 60 days. If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

The Russell MidCap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

                               CHASE GROWTH FUND

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2006

  Shares    COMMON STOCKS:  97.5%                                     Value
  ------    ---------------------                                     -----
            ADVERTISING:  1.1%
   68,400   Omnicom Group, Inc.                                   $  6,402,240
                                                                  ------------
            BEVERAGE:  4.3%
  395,800   PepsiCo, Inc.                                           25,829,908
                                                                  ------------
            BIOTECHNOLOGY:  2.2%
  190,700   Gilead Sciences, Inc.*<F4>                              13,101,090
                                                                  ------------
            CHEMICALS - SPECIALTY:  2.1%
  212,400   Praxair, Inc.                                           12,565,584
                                                                  ------------
            COMPUTER SOFTWARE & SERVICES:  7.3%
  695,800   Microsoft Corp.                                         19,016,214
1,416,000   Oracle Corp.*<F4>                                       25,119,840
                                                                  ------------
                                                                    44,136,054
                                                                  ------------
            CONGLOMERATES:  3.9%
  372,000   United Technologies Corp.                               23,566,200
                                                                  ------------
            CONSUMER GOODS/SERVICES:  3.4%
  333,600   Procter & Gamble Co.                                    20,676,528
                                                                  ------------
            DEFENSE:  9.8%
  317,300   General Dynamics Corp.                                  22,740,891
  308,000   Lockheed Martin Corp.                                   26,506,480
  174,800   Rockwell Collins, Inc.                                   9,586,032
                                                                  ------------
                                                                    58,833,403
                                                                  ------------
            DRUGS - PROPRIETARY:  9.2%
  149,100   AstraZeneca PLC - ADR                                    9,318,750
  163,900   Novartis AG - ADR                                        9,578,316
  846,900   Pfizer Inc.                                             24,018,084
  247,400   Wyeth                                                   12,577,816
                                                                  ------------
                                                                    55,492,966
                                                                  ------------
            ENERGY/INTEGRATED:  4.0%
  265,000   Exxon Mobil Corp.                                       17,781,500
   91,300   Suncor Energy, Inc.+<F5>                                 6,578,165
                                                                  ------------
                                                                    24,359,665
                                                                  ------------
            FINANCE/BANKS:  10.7%
  487,800   Bank of America Corp.                                   26,131,446
  219,500   UBS AG+<F5>                                             13,018,545
  701,600   Wells Fargo & Co.                                       25,383,888
                                                                  ------------
                                                                    64,533,879
                                                                  ------------
            FOOD:  2.0%
  247,600   Kellogg Co.                                             12,261,152
                                                                  ------------
            HEALTH CARE PRODUCTS:  4.0%
  368,200   Johnson & Johnson                                       23,910,908
                                                                  ------------
            HEALTH CARE SERVICES:  3.7%
  217,700   Caremark Rx, Inc.                                       12,337,059
  160,900   Quest Diagnostics, Inc.                                  9,840,644
                                                                  ------------
                                                                    22,177,703
                                                                  ------------
            HOTEL/MOTEL:  2.6%
  403,500   Marriott International, Inc. - Class A                  15,591,240
                                                                  ------------
            HOUSEHOLD PRODUCTS:  2.0%
  195,500   Colgate-Palmolive Co.                                   12,140,550
                                                                  ------------
            INSURANCE - LIFE:  4.2%
  146,900   Lincoln National Corp.                                   9,119,552
  289,500   Metlife, Inc.                                           16,408,860
                                                                  ------------
                                                                    25,528,412
                                                                  ------------
            LEISURE TIME:  3.7%
  100,300   Harley-Davidson, Inc.                                    6,293,825
  511,800   Walt Disney Co.                                         15,819,738
                                                                  ------------
                                                                    22,113,563
                                                                  ------------
            MACHINERY:  2.6%
  226,800   Danaher Corp.                                           15,574,356
                                                                  ------------
            MEDICAL SUPPLIES:  1.6%
  137,900   Becton, Dickinson & Co.                                  9,745,393
                                                                  ------------
            RESTAURANTS:  2.6%
  396,400   McDonald's Corp.                                        15,507,168
                                                                  ------------
            RETAIL - DEPARTMENT STORES:  5.9%
  276,000   J.C. Penney Co., Inc.                                   18,875,640
  259,600   Kohl's Corp.*<F4>                                       16,853,232
                                                                  ------------
                                                                    35,728,872
                                                                  ------------
            RETAIL - DRUG STORES:  3.0%
  553,600   CVS Corp.                                               17,781,632
                                                                  ------------
            UTILITIES - ELECTRIC/GAS:  1.6%
  156,900   Exelon Corp.                                             9,498,726
                                                                  ------------
            Total Common Stocks (Cost $533,097,029)                587,057,192
                                                                  ------------

            SHORT-TERM INVESTMENTS:  0.0%
            -----------------------------
  118,505   Vanguard Admiral Treasury Money Market Fund                118,505
                                                                  ------------
            Total Short-Term Investments (Cost $118,505)               118,505
                                                                  ------------
            Total Investments in Securities
              (Cost $533,215,534):  97.5%                          587,175,697
            Other Assets in Excess of Liabilities:  2.5%            14,926,238
                                                                  ------------
            Net Assets:  100.0%                                   $602,101,935
                                                                  ------------
                                                                  ------------

ADR - American Depositary Receipt
*<F4>   Non-income producing security.
+<F5>   U.S. traded security of a foreign issuer.

See accompanying Notes to Financial Statements.

                           CHASE MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2006

  Shares    COMMON STOCKS:  96.6%                                     Value
  ------    ---------------------                                     -----
            APPAREL:  3.7%
     6,500  Phillips-Van Heusen Corp.                              $   271,505
    10,200  VF Corp.                                                   744,090
                                                                   -----------
                                                                     1,015,595
                                                                   -----------
            ASSET MANAGEMENT:  2.7%
    13,100  SEI Investments Co.                                        736,089
                                                                   -----------
            BEVERAGES:  5.8%
    24,600  Coca-Cola Enterprises Inc.                                 512,418
    30,000  Pepsi Bottling Group, Inc.                               1,065,000
                                                                   -----------
                                                                     1,577,418
                                                                   -----------
            CHEMICALS:  1.6%
     7,900  Albemarle Corp.                                            429,207
                                                                   -----------
            CHEMICALS - SPECIALTY:  1.8%
    13,900  Airgas, Inc.                                               502,763
                                                                   -----------
            COMPUTER SOFTWARE & SERVICES:  6.2%
    21,600  Amdocs Ltd*<F6>+<F7>                                       855,360
     3,600  Cognizant Technology Solutions Corp.*<F6>                  266,616
    17,800  Intuit Inc.*<F6>                                           571,202
                                                                   -----------
                                                                     1,693,178
                                                                   -----------
            DEFENSE:  3.1%
    15,300  Rockwell Collins, Inc.                                     839,052
                                                                   -----------
            DRUGS - PROPRIETARY:  2.0%
    10,900  Forest Laboratories, Inc.*<F6>                             551,649
                                                                   -----------
            EDUCATIONAL SERVICES:  2.4%
     9,800  ITT Educational Services, Inc.*<F6>                        649,740
                                                                   -----------
            ELECTRICAL COMPONENTS:  1.6%
     9,300  Thomas & Betts Corp.*<F6>                                  443,703
                                                                   -----------
            ELECTRICAL EQUIPMENT:  2.2%
    13,800  Ametek, Inc.                                               600,990
                                                                   -----------
            ENERGY/OIL & GAS EXPLORATION & PRODUCTION:  2.3%
    21,400  Chesapeake Energy Corp.                                    620,172
                                                                   -----------
            ENERGY/OIL SERVICE:  1.7%
    13,600  Helix Energy Solutions Group, Inc.*<F6>                    454,240
                                                                   -----------
            FINANCE/BANKS:  6.0%
     9,900  Compass Bancshares, Inc.                                   564,102
    11,500  Cullen/Frost Bankers, Inc.                                 664,930
    10,300  East West Bancorp, Inc.                                    407,983
                                                                   -----------
                                                                     1,637,015
                                                                   -----------
            FINANCIAL SERVICES - DIVERSIFIED:  2.0%
     6,500  Ambac Financial Group, Inc.                                537,875
                                                                   -----------
            FINANCIAL SERVICES - MISCELLANEOUS:  1.0%
     4,100  First Marblehead Corp.                                     283,966
                                                                   -----------
            HEALTH CARE BENEFITS:  2.8%
    13,300  WellCare Health Plans, Inc.*<F6>                           753,179
                                                                   -----------
            HEALTH CARE SERVICES:  12.3%
    16,400  Covance Inc.*<F6>                                        1,088,632
     4,200  Humana Inc.*<F6>                                           277,578
     8,400  Laboratory Corporation of America Holdings*<F6>            550,788
    28,800  PSS World Medical, Inc.*<F6>                               575,712
    13,900  Quest Diagnostics, Inc.                                    850,124
                                                                   -----------
                                                                     3,342,834
                                                                   -----------
            INFORMATION SERVICES:  3.1%
    15,600  Alliance Data Systems Corp.*<F6>                           860,964
                                                                   -----------
            LEISURE TIME:  2.2%
     9,600  Harley-Davidson, Inc.                                      602,400
                                                                   -----------
            MACHINERY:  2.3%
    16,000  Graco, Inc.                                                624,960
                                                                   -----------
            MEDICAL PRODUCTS:  3.6%
    27,600  Pharmaceutical Product Development, Inc.                   985,044
                                                                   -----------
            METALS - PRECIOUS:  1.7%
    19,700  Goldcorp, Inc.+<F7>                                        464,920
                                                                   -----------
            OFFICE EQUIPMENT:  2.1%
    36,900  Xerox Corp.*<F6>                                           574,164
                                                                   -----------
            RAILROAD:  1.5%
    12,600  CSX Corp.                                                  413,658
                                                                   -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS):  3.1%
     8,500  Entertainment Properties Trust                             419,220
    10,800  Ventas, Inc.                                               416,232
                                                                   -----------
                                                                       835,452
                                                                   -----------
            RETAIL - APPAREL:  4.2%
     4,000  Abercrombie & Fitch Co. - Class A                          277,920
    10,500  American Eagle Outfitters, Inc.                            460,215
    14,700  TJX Companies, Inc.                                        412,041
                                                                   -----------
                                                                     1,150,176
                                                                   -----------
            RETAIL - SPECIALTY:  2.9%
    19,700  Office Depot, Inc.*<F6>                                    782,090
                                                                   -----------
            SEMICONDUCTORS:  0.7%
     4,700  Diodes Inc.*<F6>                                           202,899
                                                                   -----------
            SERVICE COMPANIES:  3.5%
    13,800  Stericycle, Inc.*<F6>                                      963,102
                                                                   -----------
            TELECOMMUNICATION EQUIPMENT:  2.6%
    15,800  Harris Corp.                                               702,942
                                                                   -----------
            UTILITIES - ELECTRIC/GAS:  1.9%
    12,400  Energen Corp.                                              519,188
                                                                   -----------
            Total Common Stocks (Cost $25,181,439)                  26,350,624
                                                                   -----------
            SHORT-TERM INVESTMENTS:  4.5%
            -----------------------------
 1,242,039  Vanguard Admiral Treasury Money Market Fund              1,242,039
                                                                   -----------
            Total Short-Term Investments (Cost $1,242,039)           1,242,039
                                                                   -----------
            Total Investments in Securities
              (Cost $26,423,478):  101.1%                           27,592,663
            Liabilities in Excess of Other Assets:  (1.1)%            (299,363)
                                                                   -----------
            Net Assets:  100.0%                                    $27,293,300
                                                                   -----------
                                                                   -----------

*<F6>   Non-income producing security.
+<F7>   U.S. traded security of a foreign issuer.

                                  CHASE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2006

                                                                            Chase            Chase Mid-Cap
                                                                         Growth Fund          Growth Fund
                                                                         -----------         -------------
ASSETS
   Investments in securities, at value
     (identified cost $533,215,534 and $26,423,478, respectively)        $587,175,697         $27,592,663
   Cash                                                                            --                 251
   Receivables
       Securities sold                                                     40,772,916             475,636
       Fund shares issued                                                   5,750,432                  --
       Dividends and interest                                                 245,737              25,193
   Prepaid expenses                                                            36,373              12,208
                                                                         ------------         -----------
           Total assets                                                   633,981,155          28,105,951
                                                                         ------------         -----------
LIABILITIES
   Payables
       Fund shares redeemed                                                22,088,092                  --
       Securities purchased                                                 6,362,880             760,909
       Due to Custodian                                                     2,759,463                  --
       Due to Advisor                                                         515,813              20,743
       Administration fees                                                     38,119               3,354
       Custody fees                                                            17,611                 498
       Transfer agent fees                                                     17,450               2,738
       Audit fees                                                              16,499              16,500
       Fund accounting fees                                                    15,149               3,698
       Chief Compliance Officer fee                                             1,226                  37
   Accrued expenses                                                            46,918               4,174
                                                                         ------------         -----------
           Total liabilities                                               31,879,220             812,651
                                                                         ------------         -----------
NET ASSETS                                                               $602,101,935         $27,293,300
                                                                         ------------         -----------
                                                                         ------------         -----------
CALCULATION OF NET ASSET VALUE PER SHARE
   Net assets applicable to shares outstanding                           $602,101,935         $27,293,300
   Shares issued and outstanding [unlimited number of shares
     (par value $0.01) authorized]                                         31,094,720             897,962
                                                                         ------------         -----------
   Net asset value, offering and redemption price per share              $      19.36         $     30.39
                                                                         ------------         -----------
                                                                         ------------         -----------
COMPONENTS OF NET ASSETS
   Paid-in capital                                                       $528,117,856         $23,790,080
   Accumulated net investment income/(loss)                                 1,105,908                  --
   Accumulated net realized gain from investments                          18,918,008           2,334,035
   Net unrealized appreciation on investments                              53,960,163           1,169,185
                                                                         ------------         -----------
           Net assets                                                    $602,101,935         $27,293,300
                                                                         ------------         -----------
                                                                         ------------         -----------

See accompanying Notes to Financial Statements.

                                  CHASE FUNDS

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 2006

                                                                       Chase          Chase Mid-Cap
                                                                    Growth Fund        Growth Fund
                                                                    -----------       -------------
INVESTMENT INCOME
   Income
       Dividends (Net of foreign taxes withheld
         of $133,514 and $491, respectively)                        $  6,999,530       $   147,177
       Interest                                                        1,123,638            87,784
                                                                    ------------       -----------
           Total income                                                8,123,168           234,961
                                                                    ------------       -----------
   Expenses
       Advisory fees (Note 4)                                          5,992,055           228,616
       Administration fees (Note 4)                                      449,602            34,292
       Custody fees (Note 4)                                             109,847             7,131
       Transfer agent fees and expenses (Note 4)                         108,785            15,319
       Fund accounting fees (Note 4)                                      96,305            23,867
       Printing and mailing fees                                          80,281               628
       Registration fees                                                  52,639            15,513
       Insurance fees                                                     37,333             4,646
       Miscellaneous                                                      28,446             1,362
       Trustees fees                                                      28,441             7,503
       Audit fees                                                         16,539            16,286
       Legal fees                                                         12,719             6,198
       Chief Compliance Officer fee (Note 4)                               7,245               236
       Shareholder servicing fees (Note 5)                                    --            35,869
                                                                    ------------       -----------
           Total expenses                                              7,020,237           397,466
           Less: Expenses waived by Advisor (Note 4)                          --           (59,114)
                                                                    ------------       -----------
           Net expenses                                                7,020,237           338,352
                                                                    ------------       -----------
               NET INVESTMENT INCOME/(LOSS)                            1,102,931          (103,391)
                                                                    ------------       -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain from investments                                 22,073,651         2,334,197
   Net change in unrealized depreciation on investments              (17,955,862)       (2,781,525)
                                                                    ------------       -----------
       Net realized and unrealized gain/(loss) on investments          4,117,789          (447,328)
                                                                    ------------       -----------
           NET INCREASE/(DECREASE) IN NET ASSETS
             RESULTING FROM OPERATIONS                              $  5,220,720       $  (550,719)
                                                                    ------------       -----------
                                                                    ------------       -----------

See accompanying Notes to Financial Statements.

                               CHASE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        Year                Year
                                                                       Ended               Ended
                                                                   Sept. 30, 2006      Sept. 30, 2005
                                                                   --------------      --------------
NET INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment income/(loss)                                     $  1,102,931        $   (817,951)
   Net realized gain/(loss) from investments                          22,073,651            (268,196)
   Net change in unrealized
     appreciation/(depreciation) on investments                      (17,955,862)         49,024,163
                                                                    ------------        ------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            5,220,720          47,938,016
                                                                    ------------        ------------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change
     in outstanding shares (a)<F8>                                   112,555,869         259,948,902
                                                                    ------------        ------------
       TOTAL INCREASE IN NET ASSETS                                  117,776,589         307,886,918
                                                                    ------------        ------------

NET ASSETS
Beginning of year                                                    484,325,346         176,438,428
                                                                    ------------        ------------
END OF YEAR                                                         $602,101,935        $484,325,346
                                                                    ------------        ------------
                                                                    ------------        ------------
Accumulated net investment income                                   $  1,105,908                  --
                                                                    ------------        ------------

(a)<F8>  A summary of share transactions is as follows:

                                                     Year                               Year
                                                    Ended                              Ended
                                                Sept. 30, 2006                     Sept. 30, 2005
                                         ---------------------------         --------------------------
                                         Shares      Paid-in Capital         Shares     Paid-in Capital
                                         ------      ---------------         ------     ---------------
Shares sold                             16,550,522     $323,957,525        16,424,194     $293,286,334
Shares redeemed*<F9>                   (10,925,507)    (211,401,656)       (1,880,958)     (33,337,432)
                                       -----------     ------------        ----------     ------------
Net increase                             5,625,015     $112,555,869        14,543,236     $259,948,902
                                       -----------     ------------        ----------     ------------
                                       -----------     ------------        ----------     ------------
*<F9>  Net of redemption fees of                       $     59,717                       $     49,695
                                                       ------------                       ------------
                                                       ------------                       ------------

See accompanying Notes to Financial Statements.

                           CHASE MID-CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        Year                Year
                                                                       Ended               Ended
                                                                   Sept. 30, 2006      Sept. 30, 2005
                                                                   --------------      --------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                                               $  (103,391)        $   (92,917)
   Net realized gain from investments                                  2,334,197             373,478
   Net change in unrealized
     appreciation/(depreciation) on investments                       (2,781,525)          2,844,189
                                                                     -----------         -----------
       NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                                      (550,719)          3,124,750
                                                                     -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gain on investments                                (373,482)            (93,050)
                                                                     -----------         -----------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change
     in outstanding shares (a)<F10>                                   11,015,725           6,028,453
                                                                     -----------         -----------
       TOTAL INCREASE IN NET ASSETS                                   10,091,524           9,060,153
                                                                     -----------         -----------

NET ASSETS
Beginning of year                                                     17,201,776           8,141,623
                                                                     -----------         -----------
END OF YEAR                                                          $27,293,300         $17,201,776
                                                                     -----------         -----------
                                                                     -----------         -----------
Accumulated net investment income                                    $        --                  --
                                                                     -----------         -----------

(a)<F10>  A summary of share transactions is as follows:


                                                                     Year                               Year
                                                                    Ended                              Ended
                                                                Sept. 30, 2006                     Sept. 30, 2005
                                                          --------------------------         --------------------------
                                                          Shares     Paid-in Capital         Shares     Paid-in Capital
                                                          ------     ---------------         ------     ---------------
Shares sold                                               424,900      $13,364,421           261,466       $7,258,335
Shares issued on reinvestments of distributions            11,925          365,607             3,447           92,823
Shares redeemed*<F11>                                     (87,236)      (2,714,303)          (48,739)      (1,322,705)
                                                          -------      -----------           -------       ----------
Net increase                                              349,589      $11,015,725           216,174       $6,028,453
                                                          -------      -----------           -------       ----------
                                                          -------      -----------           -------       ----------
*<F11>  Net of redemption fees of                                      $       242                         $      760
                                                                       -----------                         ----------
                                                                       -----------                         ----------

See accompanying Notes to Financial Statements.

                               CHASE GROWTH FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                           Year Ended September 30,
                                                   ------------------------------------------------------------------------
                                                     2006            2005            2004            2003             2002
                                                   -------         -------          -------         -------         -------
Net asset value, beginning of year                  $19.02          $16.15          $13.47          $13.29           $14.23
                                                    ------          ------          ------          ------           ------
Income from investment operations:
   Net investment income/(loss)                       0.04(1)<F12>   (0.05)(1)<F12>  (0.10)          (0.05)           (0.05)(1)<F12>
   Net realized and unrealized
     gain/(loss) on investments                       0.30            2.92            2.78            0.23            (0.85)
                                                    ------          ------          ------          ------           ------
Total from investment operations                      0.34            2.87            2.68            0.18            (0.90)
                                                    ------          ------          ------          ------           ------
Less distributions:
   From net investment income                           --              --              --              --            (0.04)
   From net realized gain                               --              --              --              --               --
                                                    ------          ------          ------          ------           ------
Total distributions                                     --              --              --              --            (0.04)
                                                    ------          ------          ------          ------           ------
Paid-in capital from redemption fees                  0.00(1)(2)      0.00(1)(2)      0.00(2)         0.00(2)            --
                                                        <F12><F13>      <F12><F13>       <F13>           <F13>
                                                    ------          ------          ------          ------           ------
Net asset value, end of year                        $19.36          $19.02          $16.15          $13.47           $13.29
                                                    ------          ------          ------          ------           ------
                                                    ------          ------          ------          ------           ------
TOTAL RETURN                                         1.79%          17.77%          19.90%           1.35%           (6.36%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (thousands)               $602,102        $484,325        $176,438        $104,499          $50,803
Ratio of expenses to average net assets:
   Before expense
     reimbursement/recoupment                        1.17%(4)<F15>   1.18%           1.31%           1.42%            1.53%
   After expense
     reimbursement/recoupment                        1.17%(4)<F15>   1.18%           1.37%(3)<F14>   1.48%            1.48%
Ratio of net investment
  income/(loss) to average net assets:
   Before expense
     reimbursement/recoupment                        0.18%          (0.27%)         (0.71%)         (0.49%)          (0.37%)
   After expense
     reimbursement/recoupment                        0.18%          (0.27%)         (0.77%)         (0.55%)          (0.32%)
Portfolio turnover rate                            163.94%          86.68%          84.09%         173.68%           96.06%

(1)<F12>  Based on average shares outstanding.
(2)<F13>  Amount is less than $0.01.
(3)<F14> Effective January 1, 2004, the Advisor contractually agreed to lower the net annual operating expense rate to 1.39%.
(4)<F15>  Effective January 28, 2006, the Advisor eliminated the expense cap.

See accompanying Notes to Financial Statements.

                           CHASE MID-CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                         Period         Period
                                                           Year Ended September 30,                       Ended          Ended
                                             ----------------------------------------------------       Sept. 30,      Nov. 30,
                                              2006           2005           2004           2003       2002(2)<F17>   2001(5)<F20>
                                             -------        -------        -------        -------     ------------   ------------
Net asset value, beginning of period         $31.37         $24.51         $20.62         $19.49         $26.96         $20.00
                                             ------         ------         ------         ------         ------         ------
Income from investment operations:
   Net investment loss                        (0.14)(1)      (0.21)(1)      (0.21)         (0.08)         (0.02)         (0.35)
                                                   <F16>          <F16>
   Net realized and unrealized
     gain/(loss) on investments               (0.24)          7.30           4.10           1.21          (0.70)          7.31
                                             ------         ------         ------         ------         ------         ------
Total from investment operations              (0.38)          7.09           3.89           1.13          (0.72)          6.96
                                             ------         ------         ------         ------         ------         ------
Less distributions:
   From net realized gain                     (0.60)         (0.23)            --             --          (6.75)            --
                                             ------         ------         ------         ------         ------         ------
Total distributions                           (0.60)         (0.23)            --             --          (6.75)            --
                                             ------         ------         ------         ------         ------         ------
Paid-in capital from redemption fees           0.00(1)(4)     0.00(1)(4)       --             --             --             --
                                                 <F16><F19>     <F16><F19>
                                             ------         ------         ------         ------         ------         ------
Net asset value, end of period               $30.39         $31.37         $24.51         $20.62         $19.49         $26.96
                                             ------         ------         ------         ------         ------         ------
                                             ------         ------         ------         ------         ------         ------
TOTAL RETURN                                 (1.24%)        29.07%         18.87%          5.80%         (3.56%)        34.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $27,293        $17,202         $8,142         $3,668           $527           $221
Ratio of expenses to average net assets:
   Before expense reimbursement               1.74%          2.34%          3.02%          7.27%         68.63%(3)      18.49%(3)
                                                                                                              <F18>          <F18>
   After expense reimbursement                1.48%          1.48%          1.48%          1.48%          1.48%(3)       2.00%(3)
                                                                                                              <F18>          <F18>
Ratio of net investment loss
  to average net assets:
   Before expense reimbursement              (0.71%)        (1.63%)        (2.58%)        (6.67%)       (67.84%)(3)    (17.74%)(3)
                                                                                                               <F18>          <F18>
   After expense reimbursement               (0.45%)        (0.77%)        (1.04%)        (0.88%)        (0.69%)(3)     (1.25%)(3)
                                                                                                               <F18>          <F18>
Portfolio turnover rate                     119.98%         68.88%         80.95%        129.00%          0.00%        683.55%

(1)<F16>   Based on average shares outstanding.
(2)<F17> The Fund changed its year end from November 30 to September 30. This represents the period from December 1, 2001 to September 30, 2002. On September 1, 2002, Chase Investment Counsel Corp. became the Investment Advisor to the Fund and the Fund changed its name to the Chase Mid-Cap Growth Fund.
(3)<F18>   Annualized.
(4)<F19>   Amount is less than $0.01.
(5)<F20>   Commencement of operations was January 1, 2001.

See accompanying Notes to Financial Statements.

                                  CHASE FUNDS

NOTES TO FINANCIAL STATEMENTS AT SEPTEMBER 30, 2006

NOTE 1 - ORGANIZATION

    The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a "Fund" and collectively, the "Funds") are each a series of shares of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Chase Growth Fund (the "Growth Fund") is a diversified fund. The investment objective of the Growth Fund is growth of capital and it intends to achieve its objective by investing primarily in common stocks of domestic companies with a large market capitalization of $10 billion and above.

    The Chase Mid-Cap Growth Fund (the "Mid-Cap Fund") is also a diversified fund. The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation by primarily investing in common stocks or securities convertible into common stock of U.S. companies that have a mid-size market capitalization. The adviser considers a mid-cap security to be one that has a market capitalization of between $1 billion and $10 billion.

    The Growth Fund and the Mid-Cap Fund commenced operations on December 2, 1997 and September 1, 2002, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Security Valuation: The Funds' investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.
        These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Short-term investments are valued at amortized cost, which approximates market value.

    B. Federal Income Taxes: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    C. Securities Transactions, Dividends and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

    D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

    E. Redemption Fees: The Funds charge a 2% redemption fee to shareholders who redeem shares held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

    F. REITs: The Mid-Cap Fund has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs' taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

    G. Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2006, the Chase Growth Fund decreased accumulated net realized gain on investments by $2,977, and increased accumulated net realized income by $2,977 due to certain permanent book and tax differences. For the year ended September 30, 2006, the Chase Mid-Cap Growth Fund decreased accumulated net investment loss by $103,391, decreased accumulated gain on investments by $157, and decreased paid-in capital by $103,234 due to certain permanent book and tax differences.

    H. New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Application of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Funds are currently evaluating the impact, if any, of applying the various provisions of FIN 48.

        In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value investments. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Funds believes the adoption of SFAS 157 will have no material impact on their financial statements.

NOTE 3 - SPECIAL MEETING OF SHAREHOLDERS - CHASE MID-CAP GROWTH FUND

    A Special Meeting of Shareholders (the "Special Meeting") of the Mid-Cap Fund was held on October 22, 2004 pursuant to notice duly given to all shareholders of record at the close of business on September 16, 2004. At the Special Meeting, shareholders were asked to approve the Plan of Reorganization of the Mid-Cap Fund into a series of the Trust. The number of shares voting for approval of the Plan of Reorganization was 237,490; the number of shares voting against approval of the Plan of Reorganization was 5,353; the number of shares abstaining was 0; and the number of broker non-votes was 0. As a result, effective October 22, 2004, substantially all of the assets and stated liabilities of the Mid-Cap Fund were transferred to the Trust as part of the Plan of Reorganization between the World Funds, Inc., on behalf of the Mid-Cap Fund series and the Trust. No gain or loss for Federal income tax purposes was recognized on the exchange.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    For the year ended September 30, 2006, Chase Investment Counsel Corporation (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the year ended September 30, 2006, the Growth Fund and the Mid-Cap Fund incurred $5,992,055 and $228,616 in advisory fees, respectively.

    Each Fund is responsible for its own operating expenses. The Advisor had agreed to reduce fees payable to it by each Fund and to pay each Fund's operating expenses to the extent necessary to limit the Growth Fund's and the Mid-Cap Fund's aggregate annual operating expenses to 1.39% and 1.48% of average daily net assets, respectively. Effective January 28, 2006, the Advisor eliminated the expense cap in the Growth Fund. Any such reductions made by the Advisor in its fees or payment of expenses which are a Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund's expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund's payment of current ordinary operating expenses. For the year ended September 30, 2006, the Advisor reduced its fees and absorbed Fund expenses in the amount of $59,114 in the Mid-Cap Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $268,841 at September 30, 2006 in the Mid-Cap Fund. Cumulative expenses subject to recapture expire as follows:

                         Year                   Amount
                         ----                   ------
                         2007                  $104,327
                         2008                   105,400
                         2009                    59,114
                                               --------
                                               $268,841
                                               --------
                                               --------

    U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds' custodian. For the year ended September 30, 2006, the Growth Fund and the Mid-Cap Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:

                                    Growth Fund       Mid-Cap Fund
                                    -----------       ------------
        Administration                $449,602          $34,292
        Fund accounting                 96,305           23,867
        Transfer agency                 73,606           14,064
        Custody                        109,847            7,131

    Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Funds are employees of the Administrator.

    For the year ended September 30, 2006, the Growth Fund and the Mid-Cap Fund were allocated $7,245 and $236 of the Chief Compliance Officer fee, respectively.

NOTE 5 - SHAREHOLDER SERVICING FEE

    The Mid-Cap Fund has entered into a Shareholder Servicing Agreement (the "Agreement") with the Advisor, under which the Fund may pay servicing fees at an annual rate of 0.25% of the average daily net assets of the Fund. As of June 1, 2006, the Advisor is currently waiving the shareholder servicing fee. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended September 30, 2006, the Mid-Cap Fund incurred shareholder servicing fees of $35,869 under the Agreement.

NOTE 6 - SECURITIES TRANSACTIONS

    For the year ended September 30, 2006, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

                           Purchases            Sales
                           ---------            -----
    Growth Fund          $1,054,908,534     $936,199,972
    Mid-Cap Fund             36,574,826       25,413,292

NOTE 7 - LINE OF CREDIT

    The Growth Fund and the Mid-Cap Fund have a line of credit in the amount of $26,500,000 and $7,500,000, respectively. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds' custodian, U.S. Bank, N.A. During the year ended September 30, 2006, the Funds did not draw upon the line of credit.

NOTE 8 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

    Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

    The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005 were as follows:

MID-CAP FUND

                                        Year Ended               Year Ended
                                    September 30, 2006       September 30, 2005
                                    ------------------       ------------------
   Long-term capital gains               $373,482                 $93,050

    There were no distributions paid by the Growth Fund.

    As of September 30, 2006, the components of capital on a tax basis were as follows:

                                              Growth Fund       Mid-Cap Fund
                                              -----------       ------------
   Cost of investments                       $533,262,617       $26,423,478
                                             ------------       -----------
                                             ------------       -----------
   Gross unrealized appreciation             $ 54,122,684       $ 1,665,106
   Gross unrealized depreciation                 (209,604)         (495,921)
                                             ------------       -----------
   Net unrealized appreciation               $ 53,913,080       $ 1,169,185
                                             ------------       -----------
                                             ------------       -----------
   Undistributed ordinary income             $  1,105,908       $        --
   Undistributed long-term capital gain        18,965,091         2,334,035
                                             ------------       -----------
   Total distributable earnings              $ 20,070,999       $ 2,334,035
                                             ------------       -----------
                                             ------------       -----------
   Other accumulated gains/(losses)          $         --       $        --
                                             ------------       -----------
   Total accumulated earnings/(losses)       $ 73,984,079       $ 3,503,220
                                             ------------       -----------
                                             ------------       -----------

    The Growth Fund utilized capital losses carried forward of $2,911,966. As of September 30, 2006, the Growth Fund has no capital loss carryforward remaining.

                                  CHASE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES
ADVISORS SERIES TRUST AND
SHAREHOLDERS OF:
CHASE GROWTH FUND
CHASE MID-CAP GROWTH FUND

We have audited the accompanying statements of assets and liabilities of the Chase Growth Fund and Chase Mid-Cap Growth Fund, each a series of Advisors Series Trust (the "Trust"), including the schedules of investments, as of September 30, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended for each series and the financial highlights for each of the four years in the period then ended for the Chase Growth Fund and the financial highlights for each of the four years in the period ended September 30, 2006, the period December 1, 2001 to September 30, 2002 and the period January 1, 2001 (commencement of operations) to November 30, 2001 for the Chase Mid-Cap Growth Fund. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Chase Growth Fund's financial highlights for the year ended September 30, 2002 have been audited by other auditors, whose report dated November 23, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chase Growth Fund and Chase Mid-Cap Growth Fund, as of September 30, 2006, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended for the Chase Growth Fund and the financial highlights for each of the four years in the period ended September 30, 2006, the period December 1, 2001 to September 30, 2002 and the period January 1, 2001 (commencement of operations) to November 30, 2001 for the Chase Mid-Cap Growth Fund, in conformity with accounting principles generally accepted in the United States of America.

                                             TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
NOVEMBER 17, 2006

                                  CHASE FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

NAME, AGE
ADDRESS                                                                                                   NUMBER OF
POSITION HELD WITH FUNDS                                                               TRUSTEE            PORTFOLIOS
PRINCIPAL OCCUPATION(S) AND OTHER                                                     OF FUNDS           OVERSEEN IN
DIRECTORSHIPS DURING PAST FIVE YEARS                                                 SINCE*<F21>     FUND COMPLEX**<F22>
------------------------------------                                                 -----------     -------------------
Walter E. Auch, Born 1921                                                               1997                  2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Management Consultant, formerly Chairman, CEO of Chicago Board Options
Exchange and former President of Paine Webber.
Other Directorships: Nicholas-Applegate Funds,
Citigroup, Pimco Advisors LLP, Senele Group and UBS Capital Management

James Clayburn LaForce, Born 1928                                                       2002                  2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group,
Arena Pharmaceuticals and Cancervax

Donald E. O'Connor, Born 1936                                                           1997                  2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Financial Consultant, formerly Executive Vice President and Chief Operating
Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934                                                             2002                  2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds)
from 1985 to 1993.
Trustee: E*Trade Funds

George T. Wofford III, Born 1939                                                        1997                  2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Senior Vice President, Information Services, Federal Home Loan Bank of San
Francisco.
Other Directorships: None

INTERESTED TRUSTEE AND OFFICERS

Eric M. Banhazl, Born 1957***<F23>                                                      1997                  2
615 E. Michigan Street
Milwaukee, WI 53202
Interested Trustee, President
Retired; Formerly Senior Vice President, U.S. Bancorp Fund Services, LLC,
the Fund's administrator from 2001 to 2006; formerly, Executive Vice President,
Investment Company Administration, LLC ("ICA").

Robert M. Slotky, Born 1947                                                              N/A                 N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Fund's administrator
(since July 2001); formerly Senior Vice President, ICA.

Rodney A. DeWalt, Born 1967                                                              N/A                 N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary, AML Officer
Senior Counsel, Fund Administration, U.S. Bancorp Fund Services, LLC (since
January 2003); Thrivent Financial for Lutherans from 2000 to 2003; Attorney
Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967                                                               N/A                 N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President, Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since March 1997).

  *<F21>    The term for each Trustee is indefinite.
 **<F22>    The Trust is comprised of numerous portfolios managed by
            unaffiliated investment advisors. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.
***<F23>    Mr. Banhazl is an "interested person" of the Trust as defined under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust.

The Statement of Additional Information includes additional information about the Funds' trustees and officers and is available, without charge, upon request by calling 1-888-861-7556.

                                  CHASE FUNDS

NOTICE TO SHAREHOLDERS AT SEPTEMBER 30, 2006 (UNAUDITED)

    For the year ended September 30, 2006, the Growth Fund and the Mid-Cap Growth Fund designated $18,965,091 and $2,334,040, respectively, as long-term capital gains for purposes of the dividends paid deduction.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES

    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.
                        ------------------

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2006

    Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556. Furthermore, you can obtain the Funds' proxy voting records on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.
                        ------------------

QUARTERLY FILINGS ON FORM N-Q

    The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. The Funds'
                                                ------------------
Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds' Forms N-Q is also available upon request by calling 1-888-861-7556.

                                    ADVISOR
                      Chase Investment Counsel Corporation
                         300 Preston Avenue, Suite 403
                         Charlottesville, VA 22902-5091

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               Custody Operations
                    1555 North RiverCenter Drive, Suite 302
                              Milwaukee, WI  53212

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                            Tait, Weller & Baker LLP
                         1818 Market Street, Suite 2400
                          Philadelphia, PA 19103-3638

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA 94105

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                                FYE  9/30/2006       FYE  9/30/2005
                                --------------       --------------
Audit Fees                          $28,200              $27,600
Audit-Related Fees                   N/A                  N/A
Tax Fees                             $4,800               $4,400
All Other Fees                       N/A                  N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees                FYE  9/30/2006      FYE  9/30/2005
----------------------                --------------      --------------
Registrant                                 N/A                 N/A
Registrant's Investment Adviser            N/A                 N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The Registrant's independent trustees serve as its nominating committee, however, they do not make use of a nominating charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Advisors Series Trust
                   -------------------------------------------

     By (Signature and Title)*<F24> /s/ Eric M. Banhazl
                                    --------------------------
                                    Eric M. Banhazl, President

     Date   12/4/2006
          ----------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F24> /s/ Eric M. Banhazl
                                    --------------------------
                                    Eric M. Banhazl, President

     Date   12/4/2006
          ----------------------------------------------------

     By (Signature and Title)*<F24> /s/ Douglas G. Hess
                                    --------------------------
                                    Douglas G. Hess, Treasurer

     Date   12/6/2006
          ----------------------------------------------------

*<F24> Print the name and title of each signing officer under his or her signature.